Exhibit 10.12
AMENDMENT NO. 5 TO THE
LIMITED PARTNERSHIP AGREEMENT OF
TEXAS AND KANSAS CITY CABLE PARTNERS, L.P.
          AMENDMENT No. 5 (this “Amendment”) TO THE LIMITED PARTNERSHIP AGREEMENT OF TEXAS AND KANSAS CITY CABLE PARTNERS, L.P. (the “Partnership”), dated as of February 28, 2005, among Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership (“TWE-A/N”), TWE-A/N Texas Cable Partners General Partner LLC, a Delaware limited liability company (“TWE-A/N GP”), TCI Texas Cable Holdings LLC, a Colorado limited liability company (“TCI”), TCI Texas Cable, LLC, a Colorado limited liability company formerly known as TCI Texas Cable, Inc. (“TCI GP”), Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), Comcast TCP Holdings, LLC, a Delaware limited liability company (“LCM LLC”), TCI of Overland Park, Inc., a Kansas corporation (“Overland Park”), and Comcast TCP Holdings, Inc., a Delaware corporation (“Comcast Newco”) as successor in interest to Overland Park.
          WHEREAS the Partnership was formed by TWE-A/N, TWE-A/N GP, TCI and TCI GP pursuant to a Limited Partnership Agreement, dated as of June 23, 1998 (the “Original TCP Agreement”);
          WHEREAS, the Original TCP Agreement was amended by Amendment No. 1 thereto, dated as of December 11, 1998, Amendment No. 2 thereto, dated as of May 16, 2000, Amendment No. 3 thereto, dated as of August 23, 2000, and Amendment No. 4 thereto, dated as of May 1, 2004 (as amended, the “Partnership Agreement”);
          WHEREAS, pursuant to Section 3(b) of that certain Agreement of Merger and Transaction Agreement, dated as of December 1, 2003 and amended by Amendment No. 1, dated as of December 19, 2003 (as amended, the “Transaction Agreement”), among the Partnership, Kansas City Cable Partners, formerly a Colorado general partnership, TWE-A/N, TWE-A/N GP, TWE, TCI, TCI GP, TCI of Missouri, Inc. (formerly known as Liberty Cable of Missouri, Inc.), a Missouri corporation, LCM LLC, Overland Park, Comcast Corporation, a Pennsylvania corporation (solely for purposes of being bound by Sections 3 and 6(p) thereof), and Time Warner Cable Inc., a Delaware corporation (solely for purposes of being bound by Sections 3 and 6(p) thereof), TWE and TWE-A/N have executed and delivered a Contribution Agreement dated as of the date hereof pursuant to which, among other things, TWE has contributed 100% of its Interest in the Partnership to TWE-A/N in exchange for preferred interests in TWE-A/N (all such actions, the “TWE Transfer”);
          WHEREAS, pursuant to Section 3(c) of the Transaction Agreement (or as otherwise consented to by TWE-A/N, TWE-A/N GP and TWE), (i) Overland Park and Comcast Newco have executed and delivered a Contribution Agreement dated as of February 28, 2005 pursuant to which among other things Overland Park has contributed 100% of its Interest in the Partnership to Comcast Newco, (ii) Comcast has caused TCI GP to become a disregarded entity for U.S. federal income tax purposes and (iii) Comcast has caused 100% of the membership interests of TCI GP to be contributed to Comcast Newco (all such actions, the “Second Comcast Restructuring”); and
          WHEREAS, the parties hereto wish to amend the Partnership Agreement to reflect the TWE Transfer and the Second Comcast Restructuring.
          In consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree to amend the Partnership Agreement as follows:
     A. AMENDMENTS TO PREAMBLE AND ARTICLE I (DEFINITIONS)
          1. Preamble. The first paragraph of the Partnership Agreement is hereby amended by replacing the phrase “TCI Texas Cable, Inc., a Colorado corporation” with “TCI Texas Cable, LLC, a Colorado limited liability company formerly known as TCI Texas Cable, Inc.”
          2. Section 1.1. Section 1.1 (Definitions) of the Partnership Agreement is hereby amended by deleting the following definitions in their entirety: “Cable Affiliates”; “KCCP Contribution Agreement”; “Limited Partner”; “Related Partners”; and “Transaction Agreement”.
          3. Section 1.1. Section 1.1 (Definitions) of the Partnership Agreement is hereby further amended by inserting the following definitions (alphabetically):
Cable Affiliates: With respect to (i) TCI, TCI GP, LCM LLC and Comcast Newco, Comcast Cable Communications Holdings, Inc., a Delaware corporation, and its Subsidiaries and (ii) TWE-A/N and TWE-A/N GP, TWE and its Subsidiaries.
Comcast Newco: Comcast TCP Holdings, Inc., a Delaware corporation.
KCCP Contribution Agreement: The Contribution and Assumption Agreement, dated as of March 23, 1998, among KCCP, TWE-A/N, LCM LLC and Comcast Newco, as amended from time to time.
Limited Partner: TWE-A/N, TCI, LCM LLC and Comcast Newco and any other Person hereafter admitted as a limited partner of the Partnership in accordance with the terms hereof, but excluding any Person that ceases to be a Partner in accordance with the terms hereof.
Related Partners: (i) TWE-A/N and TWE-A/N GP and any subsequent Permitted Transferees of their Interests, on the one hand, and (ii) TCI, TCI GP, LCM LLC and Comcast

Newco and any subsequent Permitted Transferees of their Interests, on the other hand.
Second Comcast Restructuring: As defined in the Transaction Agreement.
Transaction Agreement: The Agreement of Merger and Transaction Agreement, dated as of December 1, 2003, by and among the Partnership, TWE-A/N, TWE-A/N GP, TWE, TCI, TCI GP, KCCP, Overland Park, LCM, LCM LLC, Comcast Corporation (solely for purposes of being bound by Sections 3 and 6(p) thereof) and Time Warner Cable Inc. (solely for purposes of being bound by Sections 3 and 6(p) thereof), as amended as of December 19, 2003.
TWE Transfer: As defined in the Transaction Agreement.
Ultimate Parent: With respect to any Partner, the Parent of such Partner that is not a Subsidiary of any other Person. As of the Effective Time, the Ultimate Parent of TWE-A/N and TWE-A/N GP is TWI, and the Ultimate Parent of TCI, TCI GP, LCM LLC and Comcast Newco is Comcast.
     B. AMENDMENTS TO ARTICLE III (COMPANY CAPITAL)
          1. Section 3.1. Section 3.1 (Percentage Interests) of the Partnership Agreement is hereby amended by inserting the following immediately prior to penultimate sentence of such section:
As of February 28, 2005, after giving effect to the TWE Transfer and the Second Comcast Restructuring, the respective Percentage Interests of the Partners in the Partnership are as set forth below:

Partner	Percentage Interest
TWE-A/N	49.608%
TCI	38.784%
LCM LLC	10.004%
Comcast Newco	0.820%
TWE-A/N GP	0.392%
TCI GP	0.392%
          2. Section 3.2. Clause (f) of Section 3.2 (Capital Contributions) of the Partnership Agreement is hereby amended by replacing the term “TWE” with the phrase “TWE-A/N (through its predecessor in interest, TWE)” and replacing the term “Overland

Park” with the phrase “Comcast Newco (through its predecessor in interest, Overland Park)”.
     C. AMENDMENTS TO ARTICLE VII (TRANSFERS)
          1. Section 7.2. Section 7.2 (Permitted Transfers) of the Partnership Agreement is hereby amended by replacing each occurrence therein of the term “Overland Park” with “Comcast Newco.”
     D. AMENDMENTS TO ARTICLE X (MISCELLANEOUS)
          1. Section 10.5. Section 10.5 (Notices) of the Partnership Agreement is hereby amended by replacing the term “Overland Park” with “Comcast Newco”, the term “TCI Texas Cable, Inc.” with “TCI Texas Cable, LLC” and the term “TCI of Overland Park, Inc.” with “Comcast TCP Holdings, Inc.”
     E. GENERAL PROVISIONS
          1. Ratification of the Partnership Agreement. Except as otherwise expressly provided herein, all of the terms and conditions of the Partnership Agreement are ratified and shall remain unchanged and continue in full force and effect.
          2. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).
          3. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall consist one and the same instrument.
          4. Headings. The headings in this Amendment are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP
By:	Time Warner Entertainment Company, L.P., Managing Partner
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	EVP, Investments, Cable Group

TWE-A/N TEXAS CABLE PARTNERS GENERAL PARTNER LLC
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	Vice President

TCI TEXAS CABLE HOLDINGS LLC
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

TCI TEXAS CABLE, LLC
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST TCP HOLDINGS, LLC
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

COMCAST TCP HOLDINGS, INC.
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President

Solely for purposes of Acknowledging the TWE Transfer and Second Comcast Restructuring TIME WARNER ENTERTAINMENT COMPANY, L.P.
By:	/s/ David E. O’Hayre
	Name:	David E. O’Hayre
	Title:	EVP, Investments, Cable Group

TCI OF OVERLAND PARK, INC.
By:	/s/ Arthur R. Block
	Name:	Arthur R. Block
	Title:	Senior Vice President